UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Partial Settlement Agreement Filed in California-American Water Company (“Cal Am”) General Rate Case
As previously disclosed, on July 1, 2022, Cal Am, a wholly owned subsidiary of American Water Works Company, Inc., filed a general rate case with the California Public Utilities Commission (the “CPUC”). As updated, the general rate case includes a total revenue requirement request for the three-year rate case cycle of $76 million. On November 17, 2023, Cal Am filed with the CPUC a partial settlement agreement reached with the CPUC’s Public Advocates Office, which would determine the amount of incremental annualized water and wastewater revenue to be received by Cal Am to be $19.96 million in the 2024 test year, $15.51 million in the 2025 escalation year, and $15.44 million in the 2026 attrition year. The partial settlement agreement addresses Cal Am’s revenue requirement request but does not address rate design or certain other matters, such as the requested inclusion and implementation of a revenue stability mechanism to separate Cal Am’s revenue and water sales. New rates would be implemented by Cal Am retroactively to January 1, 2024, upon a final decision issued by the CPUC approving the partial settlement agreement and resolving the other issues not addressed by the partial settlement agreement, which Cal Am expects to occur in mid-2024.
A copy of the press release issued by Cal Am on November 17, 2023 to announce the filing of the partial settlement agreement with the CPUC has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in this press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Approval of Increase in Cal Am’s Authorized Return on Equity (“ROE”)
As authorized by the Water Cost of Capital Mechanism (the “WCCM”) included in Cal Am’s most recent cost-of-capital decision, on October 16, 2023, Cal Am filed with the CPUC staff an advice letter seeking to implement a 70 basis point increase to Cal Am’s authorized ROE. On November 15, 2023, Cal Am was advised by the CPUC staff that the advice letter had been approved, which will increase Cal Am’s authorized ROE to 10.20% effective January 1, 2024. Cal Am’s current cost of capital is effective for the period from July 31, 2023 through the end of 2024.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2023, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the receipt of a final decision issued by the CPUC as to the partial settlement agreement; (2) the resolution by the CPUC of issues in Cal Am’s general rate case not addressed by the partial settlement agreement, including the inclusion and implementation of a revenue stability mechanism; (3) the terms of the general rate case as reflected in the CPUC’s final decision (including, without limitation, with respect to any total annualized revenue increase reflected in the partial settlement agreement); (4) the timing of the CPUC’s final decision and the implementation of new rates; (5) the occurrence of benefits to Cal Am arising from the CPUC’s final decision; (6) unexpected costs, liabilities or delays associated with the resolution of Cal Am’s general rate case; (7) regulatory, legislative, local, municipal or other actions adversely affecting Cal Am specifically or the water and wastewater industries generally, including with respect to the potential condemnation of Cal Am’s water system assets located on the Monterey peninsula; and (8) other economic, business and other factors.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Cal Am’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
99.1*	Press Release, dated November 17, 2023, issued by Cal Am.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	November 17, 2023	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
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